UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934,

as amended

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under ss. 240.14a-12

SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Signature Group Holdings Meets with Institutional Shareholder Services

SHERMAN OAKS, Calif., July 2, 2012 – on June 28, 2012, Signature Group Holdings, Inc. (SGGH) met with Institutional Shareholder Services (“ISS”), one of the nation’s leading proxy advisory firms, to discuss the Company’s director nominees and other proposals on the WHITE proxy card to be voted on at the Company’s upcoming annual meeting to be held on July 24, 2012. The Company’s presentation to ISS was filed with the Securities and Exchange Commission on June 28, 2012 and is available on its website.

http://edg1.vcall.com/irwebsites/signaturegroup/June%202012%20Investor%20Presentation%20to%20ISS.pdf

“Our highly credible and capable director nominees support – and can contribute to – a business plan that will enhance value for all stockholders,” said Craig Noell, Chief Executive Officer of Signature. In addressing the limited business strategy proposed by James McIntyre, the former Chairman and CEO of the Company when it operated prior to bankruptcy as Fremont General Corporation, Mr. Noell stated, “Mr. McIntyre’s simplistic and limited approach for the Company’s business strategy, underscores why it is so important that stockholders vote FOR our nominees on the WHITE proxy card. Mr. McIntyre’s latest letter to stockholders fails to present a comprehensive and coordinated plan. This letter demonstrates a fundamental misunderstanding of the challenges the Company continues to face, a significant number of which are associated with his prior tenure when Fremont recorded net losses of $202.3 million and $1.0 billion in 2006 and 2007, respectively.” Stockholders should ask: Should the person, whose past performance as Chairman of the Company led it to bankruptcy, accumulating approximately $900 million in Net Operating Losses (NOLs), now be entrusted to maximize the value of these NOLs?

Mr. McIntyre’s letter fails to disclose pertinent facts:

•

Mr. McIntyre’s approach calls for outsourcing deal identification to an investment banker. This is an effective admission that there are insufficient deal-sourcing capabilities among his nominees and would place the future of your Company in the hands of a financial agent whose interests are not necessarily aligned with yours. Additionally, this strategy would subject the Company to paying huge investment banking fees and competing in auction processes where purchase price multiples can lead to overpaying for a target company. In contrast, our approach is opportunistic, yet disciplined, giving the Company the latitude to pursue transactions that serve the best interests of all stockholders. Mr. McIntyre’s approach could take years to execute and prove very costly. We are aware of other companies with large NOLs that have business plans in place looking for that single, well-priced acquisition target and these companies have waited years for “the big one” to materialize. Our approach gives the Company flexibility to not only pursue larger acquisitions, but middle-market acquisitions that would be accretive to earnings, growth and positive cash flow. Why should we wait?

•

Our executive compensation is directly aligned with our stockholders’ interests. The majority of our management team’s compensation is in stock options that only pay out if the stock price rises. Contrary to Mr. McIntyre’s claims, we are clearly incentivized to deliver value for our stockholders. This is in direct contrast to Mr. McIntyre’s compensation when he was Chairman and CEO of Fremont, where he received tens of millions of dollars in cash and common stock compensation while Fremont’s stockholders saw the value of their investment plunge. Mr. McIntyre incorrectly overstates the level of annual compensation for our executives and appears to add equity grants that encompass the next several years into one annual number.

•

We have made significant progress in repairing the Company, addressing many of the problems created during Mr. McIntyre’s regime, including reducing the net loss by 89% since emerging from bankruptcy. We resolved over 200 legal proceedings associated with the McIntyre-led Fremont operations. We rebuilt an experienced accounting and finance team and made significant progress in remediating the Company’s “Material Weakness,” stemming from the McIntyre regime, in internal control surrounding financial reporting.

Mr. Noell further added, “Our accomplishments have put the Company in a position to take full advantage of our comprehensive business strategy. In order to have full access to the capital markets and be able to execute on our plan, the Company needed to be compliant with its SEC reporting requirements and able to disclose its financial position. In a focused effort, we cleared a backlog of over five years of delinquent reporting and accounting practices in an 18 month period. We now have flexibility and the availability of resources that did not exist while we were clearing up the mess created in the McIntyre era.”

“We urge stockholders to examine the facts. We believe that when stockholders look at the progress under the current Board and its plans to enhance shareholder value, and then consider the value-destroying record of McIntyre and his lack of a credible business plan, they will recognize that they cannot entrust the future of the Company to Mr. McIntyre and his hand-picked nominees,” Mr. Noell concluded.

About Signature Group Holdings, Inc.

Signature is a diversified business and financial services enterprise with principal activities in industrial distribution and special situations financings. Signature has significant capital resources and is actively seeking acquisitions as well as growth opportunities for its existing businesses. The Company was formerly an industrial bank and financial services business with over $9 billion in assets that was reorganized during a two year bankruptcy period. The reorganization provided for Signature to maintain federal net operating loss tax carryforwards in excess of $890 million. For more information about Signature, visit its corporate website at www.signaturegroupholdings.com.

Cautionary Statements

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company. The Company does not undertake to update or revise forward-looking statements in this news release to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws. No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

Contact

Signature Group Holdings, Inc. Investor Relations

(805) 435-1255

invrel@signaturegroupholdings.com

Investor Presentation July 2012

CAUTIONARY STATEMENT
This presentation may contain certain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including statements with regard to the future performance of
Signature Group Holdings, Inc. (“Signature” or the “Company”). Words such as “believes,” “expects,”
“projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and such factors are identified from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Pursuant to the Private Securities
Litigation Reform Act of 1995, Signature undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future of the Company.
For more specific financial information please refer to the Company’s Annual Report on form 10-K for the year ended December 31, 2011, the Quarterly Report on form 10-Q for the quarter ended March,
31, 2012  and other SEC filings.

OVERVIEW

Signature Group Holdings, Inc.
Reorganization
On June 11, 2010, Fremont General Corporation (“Fremont”) emerged from bankruptcy and was renamed Signature Group Holdings, Inc.
Facilities
Headquartered in Sherman Oaks, CA
Corporate development office in New York, NY
Ticker
SGGH, traded on OTCQX
Cash and Cash
Equivalents
$52.8 million
(1)
Total Assets
$139.2 million
(1)
NOLs
Shareholders’ Equity
$63.3 million
(1)
Shares Outstanding
119,931,857 as of May 11, 2012
(1) Information provided as of March 31, 2012
$889.9 million as of 12/31/2011 – Expire beginning in 2027 (Federal)

MISSION STATEMENT
“To maximize long-term shareholder value by redeploying
our cash and other assets to leverage our favorable tax
position through acquisitions and other special situations
opportunities.”

SIGNIFICANT PROGRESS SINCE EMERGENCE
In less than two years we have addressed numerous legacy challenges remaining from the
Fremont General Corp. (“Fremont”) bankruptcy which include:
Became current with our periodic reporting requirements under the Securities Exchange Act of 1934 as amended, which included preparing five years of audited financial statements, bringing the Company current from its last audit in 2006
– Remediation included the preparation and filing of three Annual Reports on Form 10-K and eight
Quarterly Reports on Form 10-Q
Resolved in excess of 200 legal proceedings associated with Fremont and its subsidiaries
Implemented value maximizing strategies for the residential loan portfolio and other legacy assets, including significant divestitures
Reduced staffing and expenses associated with the Fremont legacy operations
Rebuilt an experienced accounting and finance team and made significant progress in remediating the
Company’s “Material Weakness” in internal control surrounding financial reporting
Reduced quarterly net operating losses by 89% from June 2010 to March 2012

June 2010
Sept 2010
Dec 2010
Mar 2011
June 2011
Sept 2011
Dec 2011
Mar 2012
Net Income (Loss) (000's)
Earnings (Loss) Per Share
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$14,000
0.02
0
-0.02
-0.04
-0.06
-0.08
-0.1
-0.12
-0.14
-0.16
($11,621)
($9,536)
($7,972)
($4,214)
($6,155)
$1,275
($3,680)
($1,246)
(0.14)
(0.09)
(0.05)
(0.04)
(0.05)
0.01
(0.03)
(0.01)
Net Income (Loss)
Earnings (Loss) per Share

QUARTERLY NET INCOME (LOSS) AND EPS

Company Emerged from Bankruptcy, June 2010
89% reduction in
Quarterly Net Loss
since emergence
from bankruptcy
Made significant progress towards sustained profitability since emergence from bankruptcy

BUSINESS PLAN
Our Board and Management have provided a new direction for the organization
–
Signature is now a diversified business and financial services enterprise whose primary objective is to redeploy assets into successful businesses and utilize our net operating loss carryforwards (“NOLs”)
Actively seeking  acquisition  opportunities of successful companies
–
North American Breaker Company, Inc. (“NABCO”) acquired July 2011
–
Cosmed Inc. formed in February 2011 to acquire the assets of Costru, LLC
SEC compliance allows the Company to be in a position to access the broader capital markets and potentially complete a large acquisition
Acquire and originate debt opportunities through Signature Special Situations division
Ultimately position the Company to take advantage of its federal and state NOLs
Clean-up and wind-down of Fremont’s legacy business currently classified as discontinued operations

ACQUISITIONS
Target Transactions
EBITDA of $7 million to $25 million
Enterprise values up to $300 million
Equity investments up to $100 million
Larger investments are achievable
Industry agnostic
Key Acquisition Criteria
Proven and committed management
team with the ability to operate
autonomously
Market leading or niche oriented
Sustainable business that can be held
long term
Low capital expenditures

Ideal Situations
Companies that do not have a natural strategic buyer or stand alone IPO potential
Private equity or hedge fund holdings which need an exit per LP requirements
Companies with limited or declining tax deductions
Non-core divisions of larger enterprises
Family businesses seeking to diversify and/or liquify holdings

Average Middle Market EBITDA Multiples*
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
7.2x
8.6x
9.0x
8.8x
8.7x
7.5x
8.2x
8.5x
2004
2005
2006
2007
2008
2009
2010
2011

STRATEGY

*per Pitchbook, $25MM to $1B transaction value
With our opportunistic strategy, we believe there is a higher probability of purchasing deals significantly below average multiples allowing our resources to go further
NABCO acquired for a multiple significantly below the averages shown
Sourcing proprietary deals through our extensive relationship network gives us opportunities away from costly auction transactions

Signature
Group Holdings Inc.

NABCO
NORTH AMERICAN BREAKER COMPANY, INC.

NORTH AMERICAN BREAKER COMPANY, INC.
Wholly owned subsidiary acquired July 29, 2011
Aggregate purchase price consideration of approximately $36.9 million with a net cash outlay of $10.9 million after giving effect to a debt financing facility closed in September
2011
High margin distributor of specialty electrical components, primarily circuit breakers, to electrical wholesalers throughout the country
–
Increased profit and revenues in each of the three years prior to acquisition despite a troubled economic climate:
–
Gross Margins approaching 40%
–
Q1 2012 over Q1 2011 sales growth of 14.9%
–
Minimal capital expenditures
Low risk business model:
–
“Need it now” product critical for safety
–
Operates in steady replacement market with low product obsolescence
–
Strong national market presence with knowledgeable staff
–
Headquartered in Burbank Calif. With four regional distribution centers

SIGNATURE SPECIAL SITUATIONS
Target Types
Interest income
Fees
Recovery of discounted principal
balances
Market value appreciation
Asset Types
Distressed and sub-performing debt
Secured loans
Real estate mortgages
Corporate bonds
Tranche B loans
Public and private debt
Annuity streams

Philosophy and Strategy
Provides alternatives that generate favorable risk adjusted financial returns over holding virtually zero return cash and helps to defray expense burn while the Company engages in its acquisition strategy
Positions are frequently purchased at a discount
Maintain focus on managing  downside risk and exposure
Residential Loans held for sale transferred to division and reclassified as held for investment

SPECIAL SITUATIONS – PORTFOLIO TRANSACTION
March 2011 Signature Special Situations purchased a revolving line of credit and a term loan from a national lender at a significant discount (50% of par)
Borrower is a manufacturer of store fixtures and merchandising systems for the retail industry
March 2012 Signature restructured the debt as part of a complete recapitalization transaction led by the founder who was the former CEO of the business and several members of his management team
Existing debt was converted to new term and revolving loans and Signature received preferred equity shares in newly capitalized company with a face value of $2 million and convertible to 45% of the total outstanding common stock
The debt position has generated greater than a 13.75% effective yield for Signature since our initial purchase through March 2012

DISCONTINUED OPERATIONS – LEGACY MATTERS

Converted a substantial portion of Fremont’s legacy assets to cash, including the sales of:
– Non-performing residential mortgages for $12.5 million
– Residential real estate properties for $11.4 million
– The former headquarters building for $3.9 million
– Commercial real estate investments for $4.9 million
Monitor repurchase demands for Fremont’s subprime loan originations:
– Total outstanding repurchase claims of approximately $101.7 million
(1)
–
Repurchase reserve of $8.3 million (1)
– No new demands or activity since June 2011
Manage and resolve ongoing and new legacy related litigation:
– Resolved over 200 lawsuits inherited from the McIntyre-led legacy businesses of Fremont
– Negotiated over $15 million of savings
(1) As of March 31, 2012

COMPENSATION SUMMARY
Signature management team was initially employed by a 3
rd
party management company
as approved by the bankruptcy court and shareholders
In May 2011 after receiving critical negative feedback from McIntyre and two former directors regarding the external management structure, the GNCC recommended and the
Board engaged a highly respected independent 3
rd
party executive compensation
consulting firm to evaluate management structure alternatives:
–
Ultimately, in July 2011, the Board terminated the 3
rd
party management agreement
and entered into employment agreements with executives
–
Base compensation rates based on the 25
th
percentile of publicly traded asset
management  companies  were identified by the firm and adopted by the Board
–
Equity compensation was issued based on market comparable terms with the largest component being options for better alignment with shareholder interests and value creation
McIntyre’s assertion that the warrants purchased under the plan of reorganization are related to compensation is erroneous

CORPORATE GOVERNANCE
Signature’s board has been constructed with a mindset toward strong corporate governance
A majority of the board is independent and only independent directors hold positions on the audit committee and the governance, nominating and compensation committee
There are separate Chairman and CEO positions and the Chairman is independent
The Board of Directors is very active - in 2011, the company held 16 board meetings and
29 committee meetings
The Board and senior management own a significant number of shares aligning the interests with shareholders
–
Recently, Insiders purchased significant numbers of shares during the first trading window that opened since the bankruptcy, further aligning interests
The additions of Mr. Tinkler and Mr. Colville will further the Company’s commitment to strong governance as both have significant senior management experience with public companies
The GNCC evaluated McIntyre’s slate and elected to nominate more qualified candidates for the proxy

BOARD PROPOSED SLATE
Signature’s proposed slate is composed of highly qualified, proven business leaders with successful experience in mergers and acquisitions, operations, and governance in various industries and diverse roles
The proposed slate reduces the size of the Board from eight members to five which is expected to result in improved efficiency and communication while also reducing costs
The board nominated three current members to the slate who have significantly contributed to the many accomplishments the Company has made since emerging from bankruptcy:
–
Craig Noell
implementation
–
Ed Lamb
Company to compliance with the SEC’s Exchange Act Reporting requirements as well as provided valuable insight to management on a multitude of strategic, governance and operating issues
–
John Koral
has been actively involved in our SEC compliance project and business plan.  Mr. Koral previously served on the Official Equity Committee during the bankruptcy.
The board nominated two new candidates who are or represent large shareholders and have specific skills and experience to bring to Signature
–
Philip Tinkler
securities offerings.  Has successfully worked with other companies to optimize the utilization of their
NOLs
–
Chris Colville
of acquired entities
Messrs. Lamb, Colville and Tinkler have all held senior executive management roles in financial and accounting capacities in $1+ billion public companies

, our CEO, oversees all aspects of our business, including business strategy and
, the Chairman of our Audit Committee, has overseen the extensive project to return the
, the Chairman of the GNCC, a member of our Audit Committee and a significant shareholder
, significant acquisition experience including structuring, diligence, bank financings, and
, significant acquisition experience with special emphasis on the operations and integration

OTHER PROXY ITEMS
Proposal 2 - Increase the authorized number of shares of common stock of the Company
– Currently have 190,000,000 authorized shares, the amendment would increase the amount to
350,000,000
– Intended to give the company the ability to execute a large transaction whereby the shares could be utilized for full or partial purchase price consideration
– The amended amount is the maximum number of shares Signature could issue taking the change of control limitations into consideration so as not to jeopardize the NOLs
– New shares can also  be used in a non dilutive rights offering to raise equity capital for a large transaction or a series of transactions
– If shares are not available, a seller may be discouraged from entering into a transaction
Proposal 3 - Increase the authorized number of shares of common stock reserved for issuance under the Amended and Restated 2006 Performance Incentive Plan
– Currently have 9,633,105 reserved for issuance, the amendment would increase the amount to
25,000,000
– Will allow Signature to issue shares to the management of acquired firms
– Intended to provide equity incentives to a broad base of employees, officers, directors, consultants, and independent contractors to align long term interests with the Company
– Share awards issued out of this plan will avoid triggering the ratchet provision of the warrants which is in the best interest of the shareholders
Proposal 4 and 5 – Ratify the independent accountants and adjourn meeting for insufficient votes

MCINTYRE CAMPAIGN
James McIntyre is the former Chairman and Chief Executive Officer of Fremont
– Seeking to replace entire board, threatens to reverse the progress made since emerging from bankruptcy
– Subjecting Company to costly and disruptive proxy fight
– We believe McIntyre is attempting to mislead stockholders regarding the root causes of the
Company’s legacy issues which stem from McIntyre’s prior leadership of Fremont
– Leadership nearly destroyed Company during his tenure, while he extracted outsized compensation
– Leaves a legacy of failed businesses and poor decisions
– No tangible business plan for Company

FAIR GAME
When Regulators Knock Twice
By GRETCHEN MORGENSON
Published: March 18, 2007
…The company’s management certainly has experience exiting a business at the request of regulators. In 2000, many of the same executives were on hand when Fremont’s workers’ compensation insurance unit was placed under the supervision of the California Department of Insurance. Looking back at that debacle shows striking parallels between Fremont’s troubles in insurance in the late 1990s and its current subprime woes. In both cases, Fremont used questionable practices to generate great revenue growth, benefiting executives. Shareholders were left holding the bag. In other words, same plot, different decade…

MCINTYRE’S RECORD
Significant operating losses and stock declines
– During the last two years of his stewardship, Fremont recorded net losses of $202.3 million and
$1.0 billion in fiscal 2006 and fiscal 2007, respectively
– Company’s stock price of $29.25 per share peaked in March 2004 and declined to $3.01 per share on the date of McIntyre’s resignation from the Board in January 2008
– Decline of 89% for a total loss in stockholder value of nearly $2.0 billion for the period from March
2004 to January 2008
Runaway compensation
– From 1998 through 2003, during McIntyre’s tenure as
CEO,
he received an aggregate of $25.9
million in compensation, which amount includes $4.8 million in salary, $3.3 million in bonus, $13.5 million in equity grants and $4.2 million in other forms of compensation
– From 2004 through 2007, during McIntyre’s tenure as Chairman of Fremont, he received an aggregate of $22.4 million in compensation, which amount includes $3.1 million in salary, $1.2 million in bonus, $8.9 million in equity grants and $8.9 million in other forms of compensation
Self interested
– Filed a $4 million bankruptcy proof of claim which sought, among other things, more than
$700,000 in compensation for 2008.  McIntyre resigned from the Company on January 8, 2008.  So he was seeking about $100,000 per day (including weekends) for his work during 2008

Compensation and Share Price Comparison *
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
McIntyre Annual Compensation
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Fremont Year End Share Price
$25.18
$23.23
$16.21
$3.85
$6,320,600
$3,321,500
$5,571,745
$7,223,732
2004
2005
2006
2007
McIntyre Annual Compensation
Share Price

MCINTYRE’S RECORD 20 * Per SEC filings

MCINTYRE’S RECORD
Run-Ins with Regulators
– Fremont Investment & Loan: In 2007, the bank consented to enter into a Cease and Desist Order with the Federal Deposit Insurance Corporation (“FDIC”) and a Final Order with the California
Department of Financial Institutions (“DFI”), finding that FIL operated without effective risk management policies and procedures and without adequate loan underwriting criteria and required a variety of changes, including a mandate to retain qualified management acceptable to the FDIC and DFI
– Fremont Life Insurance Company: In 1996,  the California Attorney General sued both Fremont
General and Fremont Life Insurance Company alleging that they engaged in unfair business practices in the sale of more than $200 million in annuities to senior citizens, which resulted in millions of dollars in civil fines and penalties and other costs to the Company
Failed Mergers and Acquisitions
– Fremont Indemnity Company: From 1995 to 1998,  Fremont Indemnity acquired 3 workers’
compensation companies for an aggregate purchase price of $810 million.  By 2000, the combined companies were placed under enhanced regulatory oversight; ultimately the California Insurance
Commissioner seized them in 2003.  Fremont wrote off approximately $120.0 million on account of these failed acquisitions

MCINTYRE’S RECORD
On August 26
th
2010 Mr. McIntyre was interviewed by the Financial Crisis Inquiry Commission in Washington D.C.  An excerpt from his recorded call includes:
Investigator:
So then what happened after 2004?
McIntyre:
Well, I can't answer that question exactly because I like I said was on the periphery of anything that happened and things were going along well as far as I was I could see or as far as I understand and then things sort of imploded there in 2007 and so.
Investigator:
Right.
McIntyre:
So I just don't have an answer for that.
Investigator:
I mean you were the Chairman of the Board, right?
McIntyre:
Yeah, but that was more of a titular thing. I didn't, I wasn't involved in management or I wasn't involved in policy making.  I wasn't on the executive committee.  I wasn't even on the board or officer of the thrift, which was the primary business during that period of time. So I can't say that, you know, anything precise about that period of time because
I can't recall having a phone call or e-mail or meeting with any of the directors, outside directors, during that period of time. They all dealt with the CEO and COO at the time so I'm just, I’m not trying to, I just don't know a lot about that period of time, that's all.
McIntyre collected $22.4 million from 2004 to 2007 as a “titular” Chairman

CONCLUSION
Signature’s Board has assembled a very strong and highly experienced five member slate
The Board and management have successfully navigated the Company through a challenging post-bankruptcy phase of the business plan and accomplished much:
–
Current with its SEC reporting obligations and timely with its filings
–
Resolved hundreds of legal cases with favorable results
–
Reduced quarterly net operating losses by 89% from June 2010 to March 2012
–
Made one material acquisition in 2011, NABCO,  and is actively seeking additional deals
–
Hired an effective team that is committed to the success of Signature
–
Established comprehensive corporate governance
The Company is strategically positioned to achieve our Mission Statement described on slide 4
McIntyre was a disruptive force at Fremont and has no credible business plan for the
Company
We urge stockholders to vote “FOR” your boards recommended slate and “FOR” each of the other four proposals listed on the White Proxy Card

Appendix 24

SIGNATURE’S PROPOSED BOARD
G. Christopher Colville (54):
Since 2007, Mr. Colville has served as a strategic advisor to various privately held enterprises, including, since 2008, KEG 1, LLC, a special purpose acquisition entity focused on consolidating segments of the wholesale beer distribution industry. In connection therewith, Mr. Colville’s principal role is to advise and counsel on capital structures, including negotiation of bank credit facilities, corporate governance and organizational development. Prior thereto, Mr. Colville served as an executive officer of Consolidated Graphics, Inc. (NYSE: CGX), the largest general commercial printing company in North America, from 1994 to 2000 and from 2002 to 2007. From 2000 to 2002, Mr. Colville served as Managing Director at Murphy Noell Capital, LLC, an investment banking firm. Mr. Colville holds Bachelor of Business Administration and Masters in Accounting degrees from Texas Tech University and is a
Certified Public Accountant.
Philip G. Tinkler (47):
Mr. Tinkler is the Chief Operating and Financial Officer at Equity Group Investments (“EGI”). Mr.
Tinkler has served in various leadership capacities for EGI and its affiliates since 1990. In his role at EGI, he works closely with the investment team on structuring, diligence, bank financings, and securities offerings. Since 2009 he has also been Chief Financial Officer for Chai Trust Company, LLC, an Illinois registered trust company that is trustee for many of the Zell family trusts. Mr. Tinkler oversees EGI’s financial services group, which houses EGI’s accounting, treasury, and tax functions. He also serves as Chief Operating Officer, managing EGI’s human resources, administration and facilities functions. From 2003 to 2004, Mr. Tinkler worked at the company that is known today as Covanta Holding
Corporation (NYSE: CVA), an internationally recognized owner of energy-from-waste and power generation projects.
During his tenure there, Mr. Tinkler served as Chief Financial Officer while the company’s predecessor, Danielson, purchased Covanta, emerged from bankruptcy, and underwent an integration. He also served on the board of directors of Covanta’s wholly-owned California-based insurance subsidiary. Earlier in his career, Mr. Tinkler served as the Chief
Executive Officer and Chief Financial Officer at First Capital Financial, L.L.C., and the Managing General Partner of the
First Capital real estate funds. He began his career at Ernst & Young. He is currently on the board of directors of Home
Products International, a global consumer products company specializing in the design and marketing of innovative house wares products. Mr. Tinkler also serves on the board of directors of WRS Holdings Company, an environmental construction and remediation company, which is one of EGI’s investments. He holds a Bachelor of Science degree from
Northern Illinois University and a Masters of Science in Taxation from DePaul University.

SIGNATURE’S PROPOSED BOARD
Patrick E. Lamb (52):
Mr. Lamb currently serves as a Director of Signature and is the Chairman of the Audit
Committee. Mr. Lamb has served as the Chief Financial Officer for the Los Angeles Clippers of the NBA since July 2007.
Mr. Lamb has over 20 years of chief financial officer experience in various public and public subsidiary entities, specifically in the financial services arena, including banking, commercial finance, commercial and residential real estate, capital markets and insurance, as well as experience in public accounting. From 2004 to July 2007, Mr. Lamb served as the Senior Vice President, Treasurer, Chief Financial Officer and Chief Accounting Officer of Fremont General
Corporation (“Fremont”). Before joining Fremont, Mr. Lamb worked at Ernst & Whinney (now Ernst & Young) in San
Francisco, serving primarily in the financial services industries in various audit and consulting engagements. Mr. Lamb holds Bachelor of Science and Masters in Accounting degrees from the Marriott School of Management at Brigham
Young University.
John Koral (53):
Mr. Koral currently serves as a Director of Signature and is also the Chairman of the Governance,
Nominating, and Compensation Committee and a member of the Audit Committee. Mr. Koral has been an active investor in asset-based loans for the past eighteen years. Mr. Koral is a Senior Vice President responsible for managing the lending operations of U.S. Capital, Incorporated, an asset-based private lender with a current loan portfolio of approximately $30 million. In that capacity, Mr. Koral is actively involved in resolving borrower defaults and overseeing related legal proceedings in default scenarios. Mr. Koral also participates in all of the firm’s efforts to raise capital, including private participations, general capitalization, subordinated notes and institutional lines of credit. Mr. Koral is also involved in the development of commercial land and building projects, having overseen more than $100 million in construction since 1982. Previously, Mr. Koral served as President of Apex Mechanical Services. Mr. Koral holds an
Associate’s Degree in Mechanical Engineering from Alfred State University with a minor in Business Administration.

SIGNATURE’S PROPOSED BOARD
Craig Noell (49):
Mr. Noell is Chief Executive Officer and a Director of Signature and is also a member of the
Executive, Legal and Risk Management Committee. Mr. Noell co-founded Signature Capital Partners, a special situation investment firm in 2004. Mr. Noell brings to Signature over 25 years of experience in corporate finance, investment banking, and special situation investing with Goldman Sachs, Wells Fargo Foothill, Security Pacific, Barclays and Murphy
Noell Capital. At Murphy Noell Capital, Mr. Noell was involved in dozens of corporate finance transactions including traditional M&A, distressed M&A, capital raises, recapitalizations and restructurings. Previously, as a member of the distressed investing area at Goldman Sachs, Mr. Noell founded and ran Goldman Sachs Specialty Lending, investing
Goldman’s proprietary capital in special situations opportunities. At Wells Fargo Foothill, Mr. Noell directed the firm’s
New York and Los Angeles business development teams and was involved in numerous recapitalizations/
restructurings, debtor-in-possession loans and plan of reorganization financings. Mr. Noell was also involved in establishing multiple joint venture relationships including the acquisition of the loan portfolio of Home Savings of
Alaska from the FSLIC, a joint venture with Ansley Associates to provide specialized financing to the resort industry and a joint venture relationship with Ozer to form Paragon Retail Finance, which was subsequently acquired by Wells Fargo and is now the second largest asset-based lender to the retail trade. Mr. Noell holds a Bachelor of Science from the
Wharton School of Business at the University of Pennsylvania.